BRINSON SERIES
TRUST

HIGH INCOME
PORTFOLIO

JUNE 30, 2001

SEMIANNUAL REPORT

BRINSON SERIES TRUST -- HIGH INCOME PORTFOLIO                  SEMIANNUAL REPORT

                                                                 August 15, 2001

Dear Contract Owner,

We present you with the semiannual report for Brinson Series Trust -- High Income Portfolio for the six months ended June 30, 2001.

MARKET REVIEW

[GRAPHIC]

The six months ended June 30, 2001 was marked by a slowdown in gross domestic product (GDP), a capital spending slump among businesses, a rise in new monthly unemployment claims and new expectations for corporate earnings.

In an effort to reinvigorate the economy, the Federal Reserve Board (the "Fed") began a series of rate cuts early in the calendar year, making a surprise 50 basis point (one basis point equals 1/100th of one percent) decrease in the Federal Funds rate in January 2001. Five more rate cuts followed through June for a total 2.75% decrease, dropping the rate to 3.75% at period-end from 6.50% at year-end 2000.

Despite these actions, the economy barely grew during the period as the GDP registered a 0.7% increase during the second quarter after it grew only 1.3% during the first three months. The second quarter figure was the lowest since the first quarter of 1993. Business was responsible for much of this sluggishness, as the corporate sector recorded a 13.6% reduction in capital spending during the second quarter, marking two consecutive declines in this figure for the first time since 1991.

During the six months ended June 30, 2001, high-yield default statistics remained above historical norms. The CSFB High Yield Bond Index posted healthy 4.93% returns for the first quarter, but fell 0.63% in the second quarter. The telecommunications sector was responsible for most of the reversal in the second quarter. However, positive performance in the healthcare, financial and retail sectors helped to offset this poor performance. For the six months ended June 30, 2001, the high-yield sector, as measured by the CSFB High Yield Bond Index, returned 4.27%.

PORTFOLIO REVIEW

AVERAGE ANNUAL TOTAL RETURNS, PERIOD ENDED 6/30/01

                                      6 MONTHS    1 YEAR      INCEPTION*
HIGH INCOME PORTFOLIO (CLASS H)        -4.92%     -14.36%       -3.96%

CSFB HIGH YIELD BOND INDEX              4.27       -0.32         2.57

* Inception: since commencement of issuance on September 28, 1998. Index performance is shown as of nearest month end of inception of Class H shares: September 30, 1998.

      The investment return and the principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized. Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the ex-dividend dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

PORTFOLIO HIGHLIGHTS

For the six months ended June 30, 2001, the High Income Portfolio underperformed its benchmark. The Portfolio declined 4.92% compared to the CSFB High Yield Bond Index's 4.27% return.

The Portfolio is currently overweight in the cable, gaming, mobile communications, and paper and packaging sectors. Underweight sectors include media, fixed communications (wireline telecommunications), healthcare and energy. Although underweight at the end of June, the Portfolio had been overweight in the wireline telecommunications sector for much of the first half of the calendar year, and this had a negative effect on performance. The Portfolio's overweight in the cable sector also detracted from performance as this sector underperformed the market as a whole. However, the Portfolio profited from its exposure to paper and packaging and gaming sectors.

PORTFOLIO STATISTICS

PORTFOLIO CHARACTERISTICS*                                               6/30/01
--------------------------------------------------------------------------------
Weighted Average Maturity                                              7.42 yrs.
Weighted Average Duration                                              4.87 yrs.
Net Assets (mm)                                                            $9.63
Corporate Bonds                                                            92.9%
Preferred Stocks                                                            1.3%
Repurchase Agreements                                                       3.6%
Other Assets in Excess of Liabilities                                       2.2%
--------------------------------------------------------------------------------

                                                                        12/31/00
--------------------------------------------------------------------------------
Weighted Average Maturity                                              7.40 yrs.
Weighted Average Duration                                              4.53 yrs.
Net Assets (mm)                                                            $9.04
Corporate Bonds                                                            74.7%
Repurchase Agreements                                                      35.6%
Liabilities in Excess of Other Assets+                                    -10.3%
--------------------------------------------------------------------------------

CREDIT QUALITY*                                    6/30/01             12/31/00
--------------------------------------------------------------------------------
Cash                                                  5.8%               25.3%
BBB                                                   9.9                 0.0
BB                                                   28.3                23.5
B                                                    51.7                43.8
CCC                                                   3.9                 0.7
Non-Rated                                             0.4                 6.7
--------------------------------------------------------------------------------
Total                                               100.0%              100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

+ The percentage of liabilities in excess of other assets on December 31, 2000 is comprised primarily of a net investment income distribution that was declared on December 28, 2000 and paid on January 2, 2001.

TOP FIVE CORPORATE SECTORS*                                              6/30/01
--------------------------------------------------------------------------------
Cable/Media                                                                15.3%
Telecommunications                                                         14.4
Basic Materials                                                            12.7
Gaming/Lodging                                                             11.8
Services                                                                   10.0
--------------------------------------------------------------------------------
Total                                                                      64.2%

                                                                        12/31/00
--------------------------------------------------------------------------------
Telecommunications                                                         24.2%
Basic Materials                                                            15.9
Cable/Media                                                                15.4
Gaming/Lodging                                                             14.4
Financial Services                                                         13.7
--------------------------------------------------------------------------------
Total                                                                      83.6%

TOP TEN CORPORATE HOLDINGS*                                              6/30/01
--------------------------------------------------------------------------------
Charter Communications Holdings                                             4.8%
Allied Waste North America                                                  3.0
R&B Falcon                                                                  3.0
VoiceStream Wireless                                                        2.9
MGM Grand                                                                   2.8
Tembec Industry                                                             2.6
Lear                                                                        2.6
Park Place Entertainment                                                    2.6
D.R. Horton                                                                 2.5
Nextel Communications                                                       2.3
--------------------------------------------------------------------------------
Total                                                                      29.1%

                                                                        12/31/00
--------------------------------------------------------------------------------
Avecia Group PLC                                                            3.3%
Host Marriott                                                               3.2
R&B Falcon                                                                  3.0
VoiceStream Wireless                                                        3.0
MGM Grand                                                                   2.9
Tembec Industry                                                             2.7
Park Place Entertainment                                                    2.7
Lyondell Chemical                                                           2.7
Lear                                                                        2.6
Allied Waste North America                                                  2.6
--------------------------------------------------------------------------------
Total                                                                      28.7%

* Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

PROPOSED MERGER ANNOUNCEMENT

The Portfolio's board of trustees has approved the submission to its shareholders of an Agreement and Plan of Acquisition and Termination under which the Portfolio would transfer substantially all of its assets and stated liabilities to High Yield Portfolio, a series of Alliance Variable Products Series Fund, Inc. ("High Yield Portfolio"). If the Portfolio's shareholders approve the proposed merger, shareholders will receive like shares of High Yield Portfolio in exchange for their Portfolio shares and the Portfolio will cease operations. The merger is expected to be a tax-free reorganization, which means that the Portfolio's shareholders will not realize any gain or loss on their receipt of shares in the merger and neither the Portfolio nor the High Yield Portfolio will realize any gain or loss. Proxy solicitation materials that will be mailed to the Portfolio's shareholders will provide more information about the proposed merger. As of the date hereof, it is expected that these materials will be mailed on or about September 4, 2001. Investors may continue to buy, sell and exchange Portfolio shares as described in the current prospectus prior to the shareholder meeting. If the merger proposal is approved, the Portfolio expects to close to new purchases and exchange purchases approximately five business days prior to the date on which the merger is to be effected.

OUTLOOK

The Federal Reserve (the "Fed") cut the Fed Funds rate by 275 basis points in the first half of the year, reducing it to 3.75%. We expect that third-quarter tax rebates and cuts will have a positive, stimulating effect on the economy, and that GDP will be positive in the third quarter after a negative second quarter.

Going forward, we anticipate positive technicals for high-yield assets, with increased institutional demand and positive mutual fund flows into this asset class. Against this backdrop -- and with much of the telecommunication excesses already priced into the market -- the high yield sector should perform well.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,


/s/ Brian M. Storms

BRIAN M. STORMS
President and
Chief Executive Officer
Brinson Advisors, Inc.

This letter is intended to assist shareholders in understanding how the Portfolio performed during the six months ended June 30 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances.

PORTFOLIO OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

  PRINCIPAL
    AMOUNT                                                   MATURITY              INTEREST
    (000)                                                      DATES                 RATES                  VALUE
  ---------                                                  --------              --------                 -----
CORPORATE BONDS--92.89%

AUTOMOTIVE--4.41%
  $   425     Collins & Aikman Products Co.                   04/15/06               11.500%             $   28,350
       35     Delco Remy International, Inc.**                05/01/09               11.000                  36,400
       15     Dura Operating Corp.**                          05/01/09                9.000                  14,100
       40     Dura Operating Corp., Series B                  05/01/09                9.000                  37,600
       55     Hayes Lemmerz International, Inc.**             06/15/06               11.875                  53,350
      250     Lear Corp.                                      05/15/05                7.960                 254,472
                                                                                                         ----------
                                                                                                            424,272
                                                                                                         ----------
CABLE--10.17%
      110     @Entertainment, Inc.                            07/15/08               14.500                  35,475
      100     Adelphia Communications Corp.             10/01/10 to 06/15/11    10.250 to 10.875            100,012
      210     Charter Communications Holdings LLC             10/01/09               10.750                 221,025
      120     Charter Communications Holdings LLC**           05/15/11               10.000                 121,800
      200     Charter Communications Holdings LLC**           05/15/11               11.750+                116,000
       30     Mediacom Broadband LLC**                        07/15/13               11.000                  30,525
       63     NTL, Inc.                                       11/15/07               11.200+                 42,210
       40     NTL, Inc.                                       10/01/08               11.500                  26,400
      200     Telewest Communications PLC                     10/01/07               11.000+                168,500
      250     UIH Australia Pacific, Inc.                     05/15/06               14.000+                106,250
       30     United Pan Europe Communications                02/01/10               11.500                  10,800
                                                                                                         ----------
                                                                                                            978,997
                                                                                                         ----------
CHEMICALS--5.56%
       50     Applied Extrusion Technologies, Inc.            07/01/11               10.750                  50,500
      200     Avecia Group PLC                                07/01/09               11.000                 204,000
      125     Huntsman ICI Chemicals LLC                      07/01/09               10.125                 123,125
      140     Lyondell Chemical Co.                           05/01/09               10.875                 137,900
       20     Millennium America, Inc.**                      06/15/08                9.250                  19,900
                                                                                                         ----------
                                                                                                            535,425
                                                                                                         ----------
COMMUNICATIONS-FIXED--4.03%
      145     Allegiance Telecom, Inc.                        05/15/08               12.875                 127,600
       35     Global Crossing Holdings Ltd.**                 08/01/07                8.700                  26,600
       70     McLeodUSA, Inc.                                 01/01/09               11.375                  44,100
       25     Metromedia Fiber Network, Inc.                  11/15/08               10.000                   9,625
       50     Netia Holdings BV                               11/01/07               11.250+                 19,500
      125     NorthEast Optic Network, Inc.                   08/15/08               12.750                  35,000
       25     Time Warner Telecom, Inc.                       02/01/11               10.125                  22,500
       50     Tritel PCS, Inc.                                01/15/11               10.375                  45,625
      250     Viatel, Inc.                                    04/15/08               12.500+                  7,500
      125     Williams Communications Group                   10/01/09               10.875                  50,000
                                                                                                         ----------
                                                                                                            388,050
                                                                                                         ----------

COMMUNICATIONS-MOBILE--9.07%
  $    55     American Cellular Corp.**                       10/15/09                9.500%             $   51,700
       85     Dobson Sygnet Communications                    12/15/08               12.250                  85,850
       75     Filtronic PLC                                   12/01/05               10.000                  52,688
       35     Microcell Telecommunications, Inc.              06/01/06               14.000+                 25,900
      105     Nextel Communications, Inc.               01/15/10 to 02/01/11     5.250 to 9.500              64,910
      250     Nextel Communications, Inc.                     02/15/08                9.950+                160,000
       40     Nextel International, Inc.                      08/01/10               12.750                  11,600
       60     Nextel Partners, Inc.                           03/15/10               11.000                  46,200
       30     Rogers Wireless, Inc.**                         05/01/11                9.625                  30,150
      100     TeleCorp PCS, Inc.                              04/15/09               11.625+                 61,000
      250     Voicestream Wireless Corp.                      11/15/09               10.375                 283,635
                                                                                                         ----------
                                                                                                            873,633
                                                                                                         ----------
CONSUMER PRODUCTS--1.10%
       80     Jostens, Inc.                                   05/01/10               12.750                  80,400
       25     Playtex Products, Inc.                          06/01/11                9.375                  25,438
                                                                                                         ----------
                                                                                                            105,838
                                                                                                         ----------
CONTAINERS--0.51%
       70     Owens-Illinois, Inc.                      05/15/04 to 05/15/18     7.800 to 7.850              48,800
                                                                                                         ----------
DIVERSIFIED INDUSTRIES--4.31%
       85     Allied Waste North America, Inc.**              04/01/08                8.875                  87,231
      200     Allied Waste North America, Inc.                08/01/09               10.000                 205,500
      200     Atlantic Express Transportation Corp.           02/01/04               10.750                 122,000
                                                                                                         ----------
                                                                                                            414,731
                                                                                                         ----------
ENERGY--5.53%
      150     Calpine Canada Energy Finance                   05/01/08                8.500                 146,244
       30     CMS Energy Corp.                                04/15/11                8.500                  29,138
       70     PG&E National Energy Group, Inc.                05/16/11               10.375                  69,872
      250     R & B Falcon Corp.                              12/15/08                9.500                 287,417
                                                                                                         ----------
                                                                                                            532,671
                                                                                                         ----------
FINANCE--4.66%
       50     Chohung Bank Co. Ltd.**                         04/01/10               11.875+                 52,375
       75     Conseco, Inc.                                   02/09/04                8.750                  70,875
       90     Finova Capital Corp.                            11/08/04                7.250                  84,263
       75     Hanvit Bank                                     03/01/10               12.750                  80,625
      155     Safeco Capital Trust I                          07/15/37                8.072                 128,946
       40     W.R. Berkley Capital Trust                      12/15/45                8.197                  32,188
                                                                                                         ----------
                                                                                                            449,272
                                                                                                         ----------
FOOD--0.16%
       15     Del Monte Corp.                                 05/15/11                9.250                  15,300
                                                                                                         ----------
FOREIGN GOVERNMENT AGENCIES--1.06%
       85     United Mexican States                           09/15/16               11.375                 102,000
                                                                                                         ----------

GAMING--8.85%
  $    50     Ameristar Casinos, Inc.                         02/15/09               10.750%             $   52,250
      175     Mandalay Resort Group.                          08/01/07               10.250                 182,000
      250     MGM Grand, Inc.                                 06/01/07                9.750                 266,250
      100     MGM Mirage, Inc.                                02/01/11                8.375                 100,625
      250     Park Place Entertainment Corp.                  12/15/05                7.875                 250,625
                                                                                                         ----------
                                                                                                            851,750
                                                                                                         ----------
GENERAL INDUSTRIAL--1.81%
      150     Blount, Inc.                                    08/01/09               13.000                  90,000
       25     Dresser, Inc.**                                 04/15/11                9.375                  25,312
       25     Hexcel Corp.**                                  01/15/09                9.750                  24,063
       35     Sealy Mattress Co.**                            12/15/07                9.875                  34,562
                                                                                                         ----------
                                                                                                            173,937
                                                                                                         ----------
HEALTHCARE--0.83%
       75     Concentra Operating Corp.                       08/15/09               13.000                  80,438
                                                                                                         ----------
HOTELS & LODGING--2.94%
       30     Extended Stay America, Inc.**                   06/15/11                9.875                  29,934
       60     Felcor Lodging L.P.                             06/01/11                8.500                  57,300
      200     Host Marriott L.P.                              02/15/06                8.375                 195,500
                                                                                                         ----------
                                                                                                            282,734
                                                                                                         ----------
LEISURE--0.90%
       75     Six Flags, Inc.**                               02/01/09                9.500                  74,906
       15     Six Flags, Inc.                                 04/01/08               10.000+                 12,113
                                                                                                         ----------
                                                                                                             87,019
                                                                                                         ----------
MATERIALS--0.30%
       30     Hexcel Corp.                                    01/15/09                9.750                  28,875
                                                                                                         ----------
MEDIA--5.15%
      220     Echostar DBS Corp.                              02/01/09                9.375                 214,500
      175     Fox Kids Family Worldwide, Inc.                 11/01/07                9.250                 175,875
       35     Lin Holdings Corp.                              03/01/08               10.000+                 27,475
       30     Paxson Communications Corp.**                   07/15/08               10.750                  30,000
       20     PRIMEDIA, Inc.                                  05/15/11                8.875                  18,500
       30     Quebecor Media, Inc.**                          07/15/11               11.125                  29,442
                                                                                                         ----------
                                                                                                            495,792
                                                                                                         ----------
MEDICAL PROVIDERS--3.32%
      150     HCA-The Healthcare Co.                          02/01/11                7.875                 151,312
      100     IASIS Healthcare Corp.                          10/15/09               13.000                 106,000
       30     Triad Hospitals Holdings, Inc.                  05/15/09               11.000                  32,325
       30     Triad Hospitals, Inc.**                         05/01/09                8.750                  30,525
                                                                                                         ----------
                                                                                                            320,162
                                                                                                         ----------
MULTI-LINE INSURANCE--0.16%
       15     Willis Corroon Corp.                            02/01/09                9.000                  15,263
                                                                                                         ----------

OIL--1.18%
     $ 55     Chesapeake Energy Corp.**                       04/01/11                8.125%                $51,425
       35     EOTT Energy Partners                            10/01/09               11.000                  37,712
       25     Lone Star Technologies, Inc.                    06/01/11                9.000                  24,125
                                                                                                         ----------
                                                                                                            113,262
                                                                                                         ----------
PAPER & PACKAGING--7.16%
      175     Doman Industries Ltd.                           07/01/04               12.000                 180,250
      100     Riverwood International Corp.                   08/01/07               10.625                 102,000
      150     Stone Container Corp.**                   02/01/08 to 02/01/11     9.250 to 9.750             152,625
      250     Tembec Industry, Inc.                           06/30/09                8.625                 255,000
                                                                                                         ----------
                                                                                                            689,875
                                                                                                         ----------
REAL ESTATE--4.62%
      250     D.R. Horton, Inc.                               02/01/09                8.000                 240,000
      120     LNR Property Corp.**                            01/15/09               10.500                 120,000
       85     Sovereign Real Estate Investor Trust**          08/29/49               12.000                  84,575
                                                                                                         ----------
                                                                                                            444,575
                                                                                                         ----------
RETAIL--0.94%
       40     Rite Aid Corp.**                                07/01/08               11.250                  40,350
       55     Saks, Inc.                                      11/15/08                8.250                  50,050
                                                                                                         ----------
                                                                                                             90,400
                                                                                                         ----------
SERVICE--1.04%
       85     Service Corp. International               12/15/05 to 04/15/09     6.000 to 7.700              69,962
        5     Service Corp. International                     03/15/03                6.300+                  4,713
       25     Stewart Enterprises, Inc.**                     07/01/08               10.750                  25,750
                                                                                                         ----------
                                                                                                            100,425
                                                                                                         ----------
TECHNOLOGY--1.25%
      125     Fairchild Semiconductor Corp.                   03/15/07               10.125                 120,000
                                                                                                         ----------
UTILITIES--1.87%
      155     AES Corp.                                 06/01/09 to 02/15/11     8.875 to 9.500             155,887
       25     Calpine Corp.                                   08/15/10                8.625                  24,309
                                                                                                         ----------
                                                                                                            180,196
                                                                                                         ----------
Total Corporate Bonds (cost--$9,586,581)                                                                  8,943,692
                                                                                                         ----------

  NUMBER OF
   SHARES                                                                                                  VALUE
  ---------                                                                                              ----------
PREFERRED STOCKS--1.31%

COMMUNICATIONS-FIXED--1.31%
    2,000     Global Crossing Holdings Ltd.                       .                                         115,000
      114     Intermedia Communication, Inc., Series B                                                       11,400
       35     XO Communications, Inc.                                                                           158
                                                                                                         ----------
Total Preferred Stocks (cost--$310,744)                                                                     126,558
                                                                                                         ----------

  NUMBER OF
   WARRANTS                                                                                                VALUE
  ---------                                                                                              ----------
WARRANTS(a)--0.01%

CABLE--0.00%
      842     Park 'N View, Inc.                                                                         $        8
Consumer Products--0.01%
       40     Jostens, Inc., Class E**                                                                          800
                                                                                                         ----------
Total Warrants (cost--$800)                                                                                     808
                                                                                                         ----------

  PRINCIPAL
    AMOUNT                                                   MATURITY              INTEREST
    (000)                                                      DATE                  RATE
  ---------                                                  --------              --------
REPURCHASE AGREEMENT--3.60%

  $   347     Repurchase agreement dated 06/29/01
              with State Street Bank and Trust Co.,
              collateralized by $360,258 U.S. Treasury
              Bills, Zero Coupon due 12/27/01
              (value--$353,953); proceeds: $347,114
              (cost--$347,000)                                07/02/01                3.930%                347,000
                                                                                                         ----------
Total Investments (cost--$10,245,125)--97.81%                                                             9,418,058
Other assets in excess of liabilities--2.19%                                                                210,594
                                                                                                         ----------
Net Assets--100.00%                                                                                      $9,628,652
                                                                                                         ==========

----------
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)   Non-income producing security.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                    JUNE 30, 2001 (UNAUDITED)

ASSETS
Investments in securities, at value (cost--$10,245,125)                   $  9,418,058
Cash (including foreign currency with a cost and value of $183)                    938
Receivable for investments sold                                                344,666
Dividends and interest receivable                                              247,398
Other assets                                                                        43
                                                                          ------------
Total assets                                                                10,011,103
                                                                          ------------
LIABILITIES
Payable for investments purchased                                              345,827
Payable to affiliate                                                             4,069
Accrued expenses and other liabilities                                          32,555
                                                                          ------------
Total liabilities                                                              382,451
                                                                          ------------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized);
   1,141,511 shares issued and outstanding                                  13,415,185
Undistributed net investment income                                            465,510
Accumulated net realized loss from investments and foreign currency
   transactions                                                             (3,424,976)
Net unrealized depreciation of investments                                    (827,067)
                                                                          ------------
Net assets                                                                $  9,628,652
                                                                          ============
Net asset value, offering price and redemption value per share                   $8.44
                                                                                 =====

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                                             FOR THE SIX
                                                                                            MONTHS ENDED
                                                                                            JUNE 30, 2001
                                                                                             (UNAUDITED)
                                                                                            -------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $196)                                          $   519,027
Dividends                                                                                         14,804
                                                                                             -----------
                                                                                                 533,831
                                                                                             -----------
EXPENSES:
Investment management and administration                                                          25,418
Professional fees                                                                                 18,985
Reports and notices to shareholders                                                               13,132
Trustees' fees                                                                                     3,750
Custody and accounting                                                                             3,043
Transfer agency and related service fees                                                             750
Other expenses                                                                                     3,208
                                                                                             -----------
                                                                                                  68,286
                                                                                             -----------
Net investment income                                                                            465,545
                                                                                             -----------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from:
  Investment transactions                                                                     (1,554,834)
  Foreign currency transactions                                                                   (1,763)
Net change in unrealized appreciation/depreciation of investments                                593,075
                                                                                             -----------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENT ACTIVITIES                                     (963,522)
                                                                                             -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $  (497,977)
                                                                                             ===========

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE SIX
                                                                          MONTHS ENDED         FOR THE
                                                                          JUNE 30, 2001       YEAR ENDED
                                                                           (UNAUDITED)     DECEMBER 31, 2000
                                                                          -------------    -----------------
FROM OPERATIONS:
Net investment income                                                      $   465,545       $  1,113,873
Net realized losses from investment and foreign currency transactions       (1,556,597)        (1,831,009)
Net change in unrealized appreciation/depreciation of investments              593,075         (1,139,647)
                                                                           -----------       ------------
Net decrease in net assets resulting from operations                          (497,977)        (1,856,783)
                                                                           -----------       ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                           (4,110)        (1,109,798)
                                                                           -----------       ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares                                                --            227,011
Cost of shares repurchased                                                     (24,846)          (779,905)
Proceeds from dividends reinvested                                           1,113,908                 --
                                                                           -----------       ------------
Net increase (decrease) in net assets from beneficial
   interest transactions                                                     1,089,062           (552,894)
                                                                           -----------       ------------
Net increase (decrease) in net assets                                          586,975         (3,519,475)

NET ASSETS:
Beginning of period                                                          9,041,677         12,561,152
                                                                           -----------       ------------
End of period (including undistributed net investment income
   of $465,510 and $4,075, respectively)                                   $ 9,628,652       $  9,041,677
                                                                           ===========       ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Brinson Series Trust--High Income Portfolio (the "Portfolio") is a diversified portfolio of Brinson Series Trust (the "Fund"), which is organized under Massachusetts law pursuant to an Amended and Restated Declaration of Trust dated February 11, 1998, as amended and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

      The Fund accounts separately for the assets, liabilities and operations for each portfolio. Expenses directly attributable to each portfolio are charged to that portfolio's operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

      VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.), the investment manager and administrator of the Portfolio, or by Alliance Capital Management L.P. ("Alliance Capital") the Portfolio's sub-advisor. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value.

      REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by Brinson Advisors.

      INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

      DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

      FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

      Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the period-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

CONCENTRATION OF RISK

      The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

      A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

INVESTMENT MANAGER AND ADMINISTRATOR

      The Board has approved an investment management and administration contract between the Fund and Brinson Advisors ("Management Contract"), under which Brinson Advisors serves as investment manager and administrator of the Portfolio. In accordance with the Management Contract, the Portfolio pays Brinson Advisors an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Portfolio's average daily net assets. At June 30, 2001, the Portfolio owed Brinson Advisors $4,069 in investment management and administration fees.

      Brinson Advisors has entered into a sub-advisory contract with Alliance Capital dated March 1, 2001 ("Alliance Capital Contract"), pursuant to which Alliance Capital serves as investment sub-advisor for the Portfolio. Under the Alliance Capital Contract, Brinson Advisors (not the Portfolio) is obligated to pay Alliance Capital a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the Portfolio's average daily net assets.

SECURITIES LENDING

      The Portfolio may lend securities up to 30% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the

Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), an indirect wholly owned subsidiary of UBS AG, serves as the Portfolio's lending agent and has been approved as a borrower under the Portfolio's securities lending program. For the six months ended June 30, 2001, the Portfolio did not engage in securities lending.

BANK LINE OF CREDIT

      The Portfolio may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2001, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

      For federal income tax purposes, the cost of securities owned at June 30, 2001 was substantially the same as the cost of securities for financial statement purposes.

      At June 30, 2001, the components of net unrealized depreciation of investments were as follows:

            Gross depreciation (investments having an excess of cost over value)      $(1,029,025)
            Gross appreciation (investments having an excess of value over cost)          201,958
                                                                                      -----------
            Net unrealized depreciation of investments                                $  (827,067)
                                                                                      ===========

      For the six months ended June 30, 2001, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $7,855,893 and $4,610,313, respectively.

FEDERAL TAX STATUS

      The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a Federal excise tax.

      At December 31, 2000, the Portfolio had a net capital loss carryforward of $736,625. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire by December 31, 2008.

      In accordance with U.S. Treasury regulations, the Portfolio has elected to defer capital losses of $1,131,754 arising after October 31, 2000. Such losses are treated for the purposes as arising on January 1, 2001.

SHARES OF BENEFICIAL INTEREST

      There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                              FOR THE SIX           FOR THE
                                             MONTHS ENDED          YEAR ENDED
                                             JUNE 30, 2001      DECEMBER 31, 2000
                                             -------------      -----------------
            Shares sold                              --              20,530
            Shares repurchased                   (2,776)            (71,090)
            Dividends reinvested                125,567                  --
                                                -------             -------
            Net increase (decrease)             122,791             (50,560)
                                                =======             =======

----------
*     UBS PaineWebber is a service mark of UBS AG.

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                        FOR THE SIX                                          FOR THE PERIOD
                                                       MONTHS ENDED     FOR THE YEARS ENDED DECEMBER 31,   SEPTEMBER 28, 1998+
                                                       JUNE 30, 2001    --------------------------------         THROUGH
                                                        (UNAUDITED)          2000++            1999         DECEMBER 31, 1998
                                                       -------------        -------           -------      -------------------
Net asset value, beginning of period                      $ 8.88            $ 11.75           $ 12.40            $ 12.00
                                                          ------            -------           -------            -------
Net investment income                                       0.41               1.09              1.21               0.20
Net realized and unrealized gains (losses) from
   investments                                             (0.85)             (2.87)            (0.54)              0.42
                                                          ------            -------           -------            -------
Net increase (decrease) from investment operations         (0.44)             (1.78)             0.67               0.62
                                                          ------            -------           -------            -------
Dividends from net investment income                        0.00@             (1.09)            (1.21)             (0.20)
Distributions from net realized gains on investments          --                 --             (0.11)             (0.02)
                                                          ------            -------           -------            -------
Total dividends and distributions                           0.00@             (1.09)            (1.32)             (0.22)
                                                          ------            -------           -------            -------
Net asset value, end of period                            $ 8.44            $  8.88           $ 11.75            $ 12.40
                                                          ======            =======           =======            =======
Total investment return (1)                                (4.92)%           (15.14)%            5.42%              5.16%
                                                          ======            =======           =======            =======
Ratios/Supplemental Data:
Net assets, end of period (000's)                         $9,629            $ 9,042           $12,561            $10,933
Expenses to average net assets                              1.34%*             1.28%             1.35%              1.20%*
Net investment income to average net assets                 9.16%*             9.69%             9.44%              7.04%*
Portfolio turnover rate                                       51%                39%               69%                21%

----------
+     Commencement of operations.

@     Dividends paid from net investment income were equal to $0.0036 per share.

*     Annualized

++ Investment advisory functions for this portfolio were transferred from Brinson Advisors, Inc. to Alliance Capital Management L.P. on October 10, 2000.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for a period of less than one year has not been annualized.

(2) Alliance Capital Management L.P. has served as the Portfolio's sub-advisor since October 10, 2000. Prior to that date, Brinson Advisors, Inc. managed the Portfolio's investments.

SHAREHOLDER INFORMATION (UNAUDITED)

      At a Special Meeting of Shareholders held on March 1, 2001, the shareholders of the Fund approved the following proposals, as indicated below:

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 1                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW INVESTMENT MANAGEMENT AND ADMINISTRATION
CONTRACT BETWEEN BRINSON SERIES TRUST ("TRUST") AND BRINSON ADVISORS, INC.
("BRINSON ADVISORS") (FORMERLY MITCHELL HUTCHINS ASSET MANAGEMENT INC.)
WITH RESPECT TO HIGH INCOME PORTFOLIO ("FUND").                                      1,120,825            0           0

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 2                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A NEW SUB-ADVISORY CONTRACT BETWEEN BRINSON
ADVISORS AND ALLIANCE CAPITAL MANAGEMENT L.P. WITH RESPECT TO THE FUND.              1,120,825            0           0

                                                                                      SHARES       SHARES VOTED    SHARES
PROPOSAL 3                                                                           VOTED FOR        AGAINST      ABSTAIN
                                                                                     ---------        -------      -------
TO APPROVE OR DISAPPROVE A POLICY TO PERMIT BRINSON ADVISORS AND THE
TRUST'S BOARD OF TRUSTEES TO APPOINT AND REPLACE SUB-ADVISORS FOR THE
FUND AND TO ENTER INTO AND AMEND THEIR SUB-ADVISORY CONTRACTS WITHOUT
FURTHER SHAREHOLDER APPROVAL.                                                        1,120,825            0           0

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

                         BRINSON ADVISORS

                         (C)2001 Brinson Advisors, Inc.
                         All Rights Reserved